Note 12 - Significant Components of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carryforwards	$ 10,726	$ 5,770
Capitalized start up costs	7,225	7,751
Deferred Tax Assets, Tax Credit Carryforwards, Research	248	189
Accruals and reserves	497	169
Total deferred tax assets	18,696	13,879
Deferred tax liabilities:
Fixed assets and depreciation	(8)	(13)
Valuation allowance	$ (18,688)	$ (13,866)